Exhibit 99.1

IKE Tech LLC and Ispire Technology Inc. Announce Positive Pre-PMTA Submission Meeting with the FDA

Seeks Authorization for Pioneering Point-of-Use Identity and Age Verification Technology to
Reduce Youth Access and Expand the Adult Market for Reduced-Risk Vapor Products

LOS ANGELES (Nov. 18, 2024) – Ispire Technology Inc. (“Ispire” or the “Company”) (NASDAQ: ISPR), a trailblazer in vaping technology and precision dosing, and IKE Tech LLC (“IKE Tech”), a joint venture among three leading technology and research companies Ispire, Touch Point Worldwide d/b/a Berify and Chemular Inc., announced a successful in person pre-PMTA (Pre-Market Tobacco Product Application) submission meeting with FDA’s Center for Tobacco Products (CTP) for their Age Verification technology, designed to allow adult access to electronic nicotine delivery systems (ENDS) while preventing youth access to such products at point-of-use.

This critical regulatory milestone marks an important step in the journey to provide an innovative, secure universal solution aimed at preventing youth access to ENDS and expanding the market for adults who choose to use flavored PMTA-authorized products. The IKE Tech Identity and Age Verification technology unlocks opportunities for adults who choose to use flavored vapor products while introducing a pioneering approach to reducing youth access and usage.

IKE Tech’s age-gating technology seeks to provide and support a platform for the introduction of additional PMTA approved characterizing flavors for ENDS products; assisting adult smokers seeking a transition from combustible cigarettes to reduced-risk flavored vapor alternatives. Due to its innovative design, reliance on blockchain technology, and partnership with leading Identify and Age Verification providers, the IKE Tech system is an advanced component that could be used -- in any ENDS device -- to ensure only authorized adult users can access vaping products.

FDA Alignment on Key Points:

●	Component PMTA: IKE Tech will submit a PMTA for a component, as opposed to a finished tobacco product to be sold to consumers, and the FDA indicated it will accept such a component PMTA if all statutory requirements are met. Additionally, due to the fact this component employs novel point-of-use technology, the FDA indicated it will consider a request to grant the IKE Tech system priority review. If authorized, the component PMTA would allow ENDS manufacturers to use the IKE Tech system in their finished tobacco product PMTAs, as a plug-and-play age-gating solution, which may allow for the approval of a variety of flavored ENDS products.

●	Creation of Tobacco Product Master File (TPMF): IKE will create and file a TPMF for the IKE component. Once authorized, the component and TPMF can, subject to agreement, be available to ENDS device manufacturers for incorporation into products.

IKE Tech anticipates completing the required studies for the component PMTA for the IKE Tech system, including the Identity and Age Verification component in Q1 2025.

“Our commitment to harm reduction through innovation and our collaborative efforts with regulators are central to Ispire’s mission,” said Michael Wang, Co-CEO of Ispire. “We are proud to introduce technologies that are designed to responsibly support adult consumer choice while significantly reducing youth access. This technology represents our dedication to aligning with regulatory guidance and setting new standards for safer vaping products.”

About IKE Tech LLC

IKE Tech LLC is a joint venture comprised of three leading technology and research companies -- Ispire Technology Inc, Touch Point Worldwide Inc. d/b/a Berify, and Chemular Inc. -- dedicated to revolutionizing Identity and Age Verification (IAV) technology solutions. Recognizing the absence of a universal point of sale IAV solution and recognition of the need for one, these companies joined forces to create a unique IAV technology component. IKE’s mission is to set the gold standard for IAV by (i) permitting access to electronic nicotine delivery systems by authorized adult users while (ii) preventing underage access through a “plug and play” component compatible across different devices and platforms.

About Ispire Technology Inc.

Ispire is engaged in the research and development, design, commercialization, sales, marketing and distribution of branded e-cigarettes and cannabis vaping products. The Company’s operating subsidiaries own or license more than 400 patents worldwide. Ispire’s branded e-cigarette products are marketed under the Aspire name and are sold worldwide (except in the U.S., People’s Republic of China and Russia) primarily through its global distribution network. The Company also engages in original design manufacture (ODM) relationships with e-cigarette brands and retailers worldwide. The Company’s cannabis products are marketed under the Ispire brand name primarily on an ODM basis to other cannabis vapor companies. Ispire sells its cannabis vaping hardware in the US, Europe and South Africa and it recently commenced marketing activities and customer engagement in Canada and Latin America. For more information, visit www.ispiretechnology.com or follow Ispire on Instagram, LinkedIn, Twitter and YouTube.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements include, but are not limited to, risks and uncertainties including those regarding: the Company’s ability to collect its accounts receivable in a timely manner, the Company’s business strategies, the ability of the Company to market to the Ispire ONE™, Ispire ONE’s success if meeting its goals, the ability of its customers to derive the anticipated benefits of the Ispire ONE™ and the success of their products on the markets; the Ispire ONE™ proving to be safe, and the risk and uncertainties described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note on Forward-Looking Statements” and the additional risk described in Ispire’s Annual Report on Form 10-K for the year ended June 30, 2023 and any subsequent filings which Ispire makes with the U.S. Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the press release relate only to events or information as of the date on which the statements are made in the press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

IR Contacts:
For more information, kindly contact:
Investor Relations
Sherry Zheng
718.213.7386
ir@ispiretechnology.com

KCSA Strategic Communications

Phil Carlson
212.896.1233
ispire@kcsa.com

PR Contact:
Ellen Mellody
570.209.2947
EMellody@kcsa.com

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